--------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                            -------------------

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                            -------------------

      Date of Report (Date of earliest event reported): October 15, 1998


                 Advanta Automobile Receivables Trust 1998-1
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                                             Application
            Delaware                    333-19733              Pending
  -----------------------------        ------------       -------------------
  (State or Other Jurisdiction         (Commission         (I.R.S. Employer
        of Incorporation               File Number)       Identification No.)


c/o Advanta Auto Finance Corporation
500 Office Center Drive, Suite 400
Fort Washington, Pennsylvania 19034                                  19034
------------------------------------                             ------------
     (Address of Principal                                        (Zip Code)
       Executive Offices)


             Registrant's telephone number, including area code:
             ---------------------------------------------------
                               (215) 444-4663

                                  No Change
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits:

             99.1 Monthly Servicing Report for the Collection Period ending September 30, 1998 relating to the Advanta Auto Receivables Trust 1997-1 Class A-1 Floating Rate Asset Backed Notes and the Class A-2 Fixed Rate Asset Backed Notes.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
                               (Registrant)


                               By: /s/ David Plante
                                 --------------------------
                               Name: David Plante
                               Title: President

Dated: November 17, 1998